                                                                   Exhibit 10.17

                                    ANNEX X



                                      TO

                        RECEIVABLES TRANSFER AGREEMENT

                                      AND

                 RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                                  Dated as of

                                April 29, 1996



                        Definitions and Interpretation

          SECTION 1.  Definitions and Conventions.  As used in the Transfer
                      ---------------------------
Agreement and the Purchase Agreement, the following terms shall have the following meanings:

          "Accession Agreement" means an Accession Agreement substantially in
           -------------------
the form of Exhibit A to the Collateral Agent Agreement.

          "Accountants' Letter" has the meaning specified in Section 4.02(a) of
           -------------------
the Transfer Agreement.

          "Accrued Monthly Yield" means for any day within a Settlement Period,
           ---------------------
the Daily Yield calculated for each day from and including the first day of the Settlement Period through and including the day for which the calculation is being made.

          "Accrued Servicing Fee" means for any day within a Settlement Period,
           ---------------------
the Servicing Fee calculated for each day from and including the first day of the Settlement Period through and including the day for which the calculation is being made.

          "Accrued Unused Commitment Fee" means for any day within a Settlement
           -----------------------------
Period, the Unused Commitment Fee calculated for each day from and including the first day of the Settlement Period through and including the day for which the calculation is being made.

          "Accumulated Funding Deficiency" has the meaning provided in Section
           ------------------------------
412 of the Internal Revenue Code and Section 302 of ERISA, whether or not waived.

          "Additional Amounts" means any amounts payable to any Affected Party
           ------------------
under Sections 2.10 and 2.11 of the Purchase Agreement.

          "Additional Costs" has the meaning specified in Section 2.11(b) of the
           ----------------
Purchase Agreement.

          "Adjusted Dilution Ratio" means, on any date of determination, the
           -----------------------
ratio (expressed as a percentage) computed by dividing:

          (a) an amount equal to (i) the aggregate amount of Dilution Factors, minus (ii) manufacturer warranty returns each of (i) and (ii) as reflected on the books of the Originator during the Settlement Period preceding such day by
          --

          (b) Adjusted Generated Receivables for the Settlement Period preceding such day.

          "Adjusted Generated Receivables" means the Outstanding Balance of all
           ------------------------------
Transferred Receivables generated during the Settlement Period minus the manufacturer warranty returns recorded on the books of the Originator during such Settlement Period.

          "Adverse Claim" means any claim of ownership or any lien, security
           -------------
interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the ownership or security interest created under the Purchase Agreement or under the Collateral Agent Agreement.

          "Affected Party" means the Purchaser, any of the Liquidity Lenders,
           --------------
the Operating Agent, any of the Letter of Credit Providers, the Collateral Agent, or any Affiliate of the foregoing persons.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
or indirectly, is in control of, is controlled by, or is under common control with, such Person within the meaning of control under Section 15 of the Securities Act of 1933, as amended.

          "Agreement" means the Transfer Agreement or the Purchase Agreement, as
           ---------
the case may be.

          "Assignment" has the meaning specified in Section 2.01(a) of the
           ----------
Transfer Agreement.

          "Authorized Officer" means, with respect to any corporation, each
           ------------------
officer of such corporation specifically authorized in resolutions of the Board of Directors of such corporation to sign agreements, instruments or other documents in connection with the Transfer Agreement or the Purchase Agreement.

          "Availability" means, as of any date, the lesser of:
           ------------

     (a)  an amount equal to:

          (i)   the Investment Base

          times
          -----

          (ii)  the Purchase Discount Rate
          minus
          -----

          (iii) the Yield Discount Amount,

     and
     ---

     (b)  the Maximum Purchase Limit then in effect.

          "Billed Amount" means, with respect to any Receivable, the amount
           -------------
billed on the Billing Date to the related Obligor with respect thereto.

          "Billing Date" means the date on which the invoice with respect to a
           ------------
Receivable was generated.

          "Blocked Account" means each deposit account of the Originator located
           ---------------
in the jurisdictions listed on Schedule 3 to the Transfer Agreement (as such Schedule may be modified from time to time) and which is (or within ten days of the date of the Purchase Agreement will be) subject to a Blocked Account Agreement in form and substance satisfactory to the Operating Agent.

          "Breakage Costs" has the meaning specified in Section 2.12 of the
           --------------
Purchase Agreement.

          "Business Day" means any day of the year other than a Saturday, Sunday
           ------------
or any day on which banks generally are required, or authorized, to close in New York, New York.

          "Canadian Obligor" means an Obligor organized under the laws of any
           ----------------
jurisdiction in Canada and having its principal office in Canada.

          "Capital Investment" means, as of the date of any calculation, an
           ------------------
amount equal to (a) the aggregate deposits made in the Collection Account pursuant to Section 2.04(b)(i) of the Purchase Agreement on or before such date minus (b) any amount disbursed to the Purchaser in reduction of Capital
-----
Investment pursuant to Section 6.02, 6.03 or 6.05 of the Purchase Agreement on or before such date.

          "Capital Investment Available" means, as of the date of any
           ----------------------------
calculation, the excess, if any, of Availability over Capital Investment at the opening of business on such date.

          "Capital Investment Shortfall" means, for any day with respect to
           ----------------------------
which the Deferred Purchase Price Adjustment for the prior day was greater than zero and was not satisfied, the amount, if any, by which the Deferred Purchase Price Adjustment calculated as of such prior day exceeded the amount of Collections on deposit in the Capital Investment Sub-Account of the Collection Account as of such prior day after disbursement of amounts set forth in Sections 6.03(c)(i) and (ii) of the Purchase Agreement.

          "Capital Investment Sub-Account" means a sub-account of the Collection
           ------------------------------
Account designated as such.

          "Cash Purchase Price" means, as of any date of Purchase, the amount
           -------------------
distributable to the Seller pursuant to Section 6.03(c)(vi) of the Purchase Agreement.

          "Collateral" means the Seller Collateral assigned and pledged by the
           ----------
Seller in Section 8.01 of the Purchase Agreement.

          "Collateral Account" means the account maintained with the Depositary
           ------------------
described in Section 6.01(d) of the Purchase Agreement.

          "Collateral Agent" means GE Capital or such other party designated as
           ----------------
agent for the secured parties under the Collateral Agent Agreement.

          "Collateral Agent Agreement" means the Second Amended and Restated
           --------------------------
Collateral Agent and Security Agreement, dated as of June 29, 1995, among the Redwood, the Collateral Agent, the Letter of Credit Agent, the Liquidity Agent and the Depositary.

          "Collection Account" means the account maintained with the Depositary
           ------------------
described in Section 6.01(b) of the Purchase Agreement.

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other Proceeds of such Receivable (including late charges, fees and interest arising thereon, and all recoveries with respect to Receivables that have been written off as uncollectible).

          "Commercial Paper" means promissory notes issued by the Purchaser.
           ----------------

          "Commonly Controlled Entity" means the Originators and any entity,
           --------------------------
whether or not incorporated, affiliated with the Originators pursuant to Section 414(b), (c), (m) or (o) of the Internal Revenue Code.

          "Concentration Discount Amount" means, with respect to any Obligor, on
           -----------------------------
any date after giving effect to all Eligible Receivables to be purchased on such date, the amount by which the Outstanding Balance of Eligible Receivables payable by such Obligor exceeds the lesser of either (a) the dollar amount (if any) set forth on Schedule

1 to the Purchase Agreement, or (b) the product of (i) such Obligor's percentage set forth on Schedule 1 to the Purchase Agreement and (ii) the Outstanding Balance of all Transferred Receivables that are Eligible Receivables on such date. The Concentration Discount Amount may be changed at any time at the sole discretion of the Operating Agent and upon satisfaction of the Rating Agency Condition.

          "Contract" means an agreement (including an invoice) pursuant to, or
           --------
under which, an Obligor shall be obligated to pay for Receivables of such Obligor to any Originator from time to time.

          "Contributed Receivable" has the meaning specified in Section 2.01(b)
           ----------------------
of the Transfer Agreement.

          "CP Holder" means any Person holding record or beneficial ownership of
           ---------
Commercial Paper.

          "CP Interest" has the meaning specified in Schedule 3 to the Purchase
           -----------
Agreement.

          "Credit Agreement" means the Credit Agreement, as amended, among
           ----------------
Pameco Corporation, as Borrower, the lenders listed on the signature pages thereto, and General Electric Capital Corporation, as Agent and Lender.

          "Credit and Collection Policies" means the credit and collection
           ------------------------------
policies of the Originator in effect on the Effective Date as such policies may hereafter be amended, modified or supplemented from time to time with the written consent of the Operating Agent.

          "Daily Yield" has the meaning specified in Schedule 3 to the Purchase
           -----------
Agreement.

          "Daily Yield Rate" has the meaning specified in Schedule 3 to the
           ----------------
Purchase Agreement.

          "Dealer" means any dealer under a Dealer Agreement.
           ------

          "Dealer Agreement" means any dealer agreement entered into by the
           ----------------
Purchaser for the distribution of Commercial Paper.

          "Debt" of any Person means indebtedness, obligations and liabilities
           ----
of such Person (a) for borrowed money, (b) evidenced by bonds, debentures, notes or other similar instruments (excluding accrued interest), (c) to pay the deferred purchase price of property or services (it being understood that Debt shall not include obligations

(i) classified as accounts payable, accrued liabilities or income taxes payable under GAAP, (ii) incurred in the ordinary course of business and (iii) not delinquent or otherwise past due), (d) principal obligations as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations (but only to the extent of the fair market value of such property or assets), (f) under any interest rate, swap, "cap", "collar" or other hedging agreement, (g) under reimbursement agreements or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of letters of credit opened to provide for payment of goods and services purchased in the ordinary course of business), (h) under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above, and (i) liabilities in respect of unfunded vested benefits under plans covered by ERISA, provided that no
                                                       -------- ----
obligation, indebtedness or liability included in Debt shall be included in more than one of clauses (a) through (i). For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with Debt of such Person.

          "Deemed Defaults" means for any Settlement Period, the sum of (i) the
           ---------------
aggregate Outstanding Balance of Transferred Receivables which were from 61 to 90 days past Maturity Date as of the last day of such Settlement Period, plus
(ii) the aggregate Outstanding Balances of Transferred Receivables which were
(A) written off as uncollectible during such Settlement Period and (B) not more than 60 days past Maturity Date of the time of such write-off.

          "Default Ratio" means, as of any date, the ratio (expressed as a
           -------------
percentage) computed by dividing:

          (a) the sum of (i) the Outstanding Balance of Transferred Receivables which were more than 90 days past Maturity Date on the last day of each of the three Settlement Periods preceding such date plus (ii) the Outstanding Balance of Transferred Receivables written off as uncollectible during the three Settlement Periods preceding such date by
          --

          (b) the sum of the Outstanding Balance of all Transferred Receivables on the last day of each of the three Settlement Periods preceding such day.

          "Defaulted Receivable" means a Receivable (a) as to which any payment,
           --------------------
or part thereof, remains unpaid for more than 90 days after the Maturity Date of such Receivable, or (b) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 9.01(c) of the Purchase Agreement in respect of the Obligor, or (c) which otherwise would be determined to be uncollectible and written off in accordance with the Credit and Collection Policies.

          "Deferred Purchase Price" means, as of any date of Purchase, an amount
           -----------------------
equal to the product of (a) the Outstanding Balance of Receivables to be sold and (b) the Deferred Purchase Price Rate, in each case as of such date.

          "Deferred Purchase Price Adjustment" means, as of the end of any date
           ----------------------------------
during the Revolving Period, an amount (positive or negative) equal to (a) the product of (i)(A) the Deferred Purchase Price Rate calculated as of the end of the previous date on which a Deferred Purchase Price Adjustment was calculated minus (B) the Deferred Purchase Price Rate as of the end of such date; and (ii)
-----
(A) the aggregate Outstanding Balance of Transferred Receivables as of the end of the previous date on which a Deferred Purchase Price Adjustment was calculated, minus (B) Collections received since the end of the previous date on which a Deferred Purchase Price Adjustment was calculated minus (C) defaults and other non-cash dilutions since the end of the previous date on which a Deferred Purchase Price Adjustment was calculated, minus (b) the Deferred Purchase Price Shortfall, if any, plus (c) the Capital Investment Shortfall, if any.

          "Deferred Purchase Price Collections" means, as of the end of the
           -----------------------------------
previous date, an amount equal to the product of (a) Collections and (b) the Deferred Purchase Price Rate, in each case as of such date.

          "Deferred Purchase Price Outstanding" means, as of the end of any
           -----------------------------------
date, an amount equal to the product of (a) the Outstanding Balance of Transferred Receivables and (b) the Deferred Purchase Price Rate, in each case of such date.

          "Deferred Purchase Price Rate" means:
           ----------------------------

          (a) as of the end of any date during the Revolving Period, a fraction (expressed as a percentage) (i) the numerator of which equals the Outstanding Balance of Transferred Receivables minus Availability, in each case on such
                                   -----
date, and

(ii) the denominator of which is the Outstanding Balance of Transferred Receivables on such date; and

          (b) on any date after the Facility Termination Date, the Deferred Purchase Price Rate calculated according to clause (a) immediately prior to the Facility Termination Date.

          "Deferred Purchase Price Shortfall" means, for any day with respect to
           ---------------------------------
which the Deferred Purchase Price Adjustment for the prior day was less than zero and was not satisfied, the amount, if any, by which the Deferred Purchase Price Adjustment calculated as of such prior day exceeded the amount of Collections on deposit in the Deferred Purchase Price Sub-Account of the Collection Account as of such prior day after disbursement of amounts set forth in Sections 6.03(b)(i) and (ii) of the Purchase Agreement.

          "Deferred Purchase Price Sub-Account" means a sub-account of the
           -----------------------------------
Collection Account designated as such.

          "Delinquency Ratio" means, on any date of determination, the ratio
           -----------------
(expressed as a percentage) computed by dividing:

          (a) the Outstanding Balance of all Transferred Receivables that were outstanding more than 30 days but less than 61 days past their Maturity Date on the last day of each of the last three Settlement Periods preceding such day by
          --

          (b) the sum of the Outstanding Balance of all Transferred Receivables on the last day of each of the three such Settlement Periods preceding such day.

          "Delinquent Receivable" means any Receivable, other than a Defaulted
           ---------------------
Receivable, as to which any payment, or part thereof, remains unpaid for more than 60 days past its Maturity Date.

          "Depositary" means Bankers Trust Company, or any other Person
           ----------
designated as the successor Depositary from time to time in its capacity as issuing and paying agent or trustee in connection with the issuance of Commercial Paper by Redwood.

          "Dilution Factors" means, with respect to the Transferred Receivables,
           ----------------
any net credits, rebates, freight charges, cash discounts, volume discounts, cooperative advertising expenses, royalty payments, warranties, cost of parts required to be maintained by agreement (whether express or implied), warehouse and other allowances, disputes, chargebacks, defective returns, other returned or repossessed goods, inventory transfers, allowances for early payments and other similar allowances that are made or coordinated with an Originator's usual practices, in each case after, in the case of any Receivable, such Receivable first became a "Receivable" hereunder; provided that any allowances or adjustments in accordance with the Credit and Collection Policies made on account of an Obligor's insolvency or inability to pay shall not constitute a Dilution Factor.

          "Dilution Funded Amount" means, for any date, an amount equal to (a)
           ----------------------
(i) (A) the Outstanding Balance of previously Transferred Receivables which have become Defaulted Receivables plus (B) other non-cash reductions of the Outstanding Balance of Transferred Receivables since the preceding Business Day, times (ii) 1 minus the Deferred Purchase Price Rate as of the end of the
-----
preceding Business Day, plus (b) the Dilution Funded Amount Shortfall, if any,
                        ----
outstanding at the end of the preceding Business Day.

          "Dilution Funded Amount Shortfall" means, for any date, an amount
           --------------------------------
equal to the amount, if any, by which (a) the Dilution Funded Amount exceeds (b) the amount, if any, by which Deferred Purchase Price Collections exceed the sum of the amounts set forth in Section 6.03(b)(ii) of the Purchase Agreement.

          "Dilution Ratio" means, as of any date, the ratio (expressed as a
           --------------
percentage) computed by dividing:

               (a) an amount equal to the aggregate amount of Dilution Factors recorded on the books of the Originator during the three Settlement Periods preceding such date minus manufacturer warranty returns recorded on the books of the Originator during the three Settlement Periods preceding such date by
                                      --

               (b) the sum of the Adjusted Generated Receivables during the three Settlement Periods preceding such date.

          "Dilution Reserve Ratio" means, on any date of determination, an
           ----------------------
amount (expressed as a percentage) calculated in accordance with the following formula:


          [(ADR x 2.00) + [(HDR - ADR) x HDR]] x  DILHOR
                                         ---      ------
                                         ADR      NRPB
          where:

          ADR  =    the ratio (expressed as a percentage) computed by dividing:

                         (a) an amount equal to (i) the aggregate amount of Dilution Factors minus (ii) manufacturer warranty returns, each of (i) and (ii) as reflected on the books of the Originator during the prior twelve Settlement Periods by
                         --

                         (b) Adjusted Generated Receivables during the prior twelve Settlement Periods prior to such day.


          HDR  =    the highest Adjusted Dilution Ratio within the last twelve
                    Settlement Periods

          DILHOR = Adjusted Generated Receivables recorded during the prior two Settlement Periods

          NRPB = the Outstanding Balance of Eligible Receivables on the last day of the preceding Settlement Period.

The Dilution Reserve Ratio from the closing until the first Settlement Period shall be established by the Operating Agent at closing and the underlying calculations for each of the twelve months preceding the first month after closing to be used in future calculations of the Dilution Reserve Ratio shall be established by the Operating Agent at closing in accordance with Schedule 1 attached to this Annex X.

          "Effective Date" means May 1, 1996.
           --------------

          "Eligible Receivable" means, at any time, a Transferred Receivable:
           -------------------

          (a)  which is not the liability of an Excluded Obligor;

          (b) which is a liability of an Obligor organized under the laws of any jurisdiction in the United States or Guam and having its principal office in the United States and, upon the written consent of the Operating Agent, which is a liability of a Canadian Obligor;

          (c)  which is denominated and payable in United States dollars;

          (d)  which is not a Delinquent Receivable or a Defaulted Receivable;

          (e) as to which the representations and warranties of Section 4.01(b) of the Transfer Agreement are true and correct in all respects as of the related Transfer Date; and

          (f) which complies with such other criteria and requirements as the Operating Agent may from time to time specify to the Seller following 30 days' notice or, if so required by either Rating Agency, upon the number of days notice specified by such Rating Agency.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
it may be amended from time to time, and the regulations promulgated thereunder.

          "Event of Servicer Termination" has the meaning specified in Section
           -----------------------------
9.02 of the Purchase Agreement.

          "Excluded Obligor" means an Obligor which is (a) an Affiliate of any
           ----------------
Originator or the Seller, (b) a Governmental Authority other than any state, local or other political subdivision of the United States of America, (c) an Obligor of which more than 50% of its Receivables are Delinquent Receivables or Defaulted Receivables or (d) an Obligor listed on Schedule 2 to the Purchase Agreement as revised from time to time pursuant to a letter in the form of Annex A thereto.

          "Facility Termination Date" means the earlier of (a) the date so
           -------------------------
designated pursuant to Section 9.01 of the Purchase Agreement as a result of a Termination Event, (b) 90 days prior to the Final Purchase Date and (c) 90 days prior to the date specified in a notice from the Seller delivered pursuant to
Section 2.02(b) of the Purchase Agreement.

          "Fee Letter" means the letter dated April 29, 1996 between the Seller
           ----------
and the Purchaser.

          "Final Purchase Date" means April 30, 2001.
           -------------------

          "GAAP" means generally accepted accounting principles as in effect in
           ----
the United States, consistently applied, as of the date of such application.

          "GE Capital" means General Electric Capital Corporation.
           ----------

          "General Trial Balance" of the Originator on any date means the
           ---------------------
Originator's accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or diskette) on such date, listing Obligors and the Receivables respectively owed by such Obligors on such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to RSC.

          "Generated Receivables" means the amount of all Transferred
           ---------------------
Receivables generated during the Settlement Period.

          "Generated Warranty Receivables" means the amount of all Transferred
           ------------------------------
Receivables in respect of the sale of any extended warranty by the Originator generated during the applicable Settlement Period.

          "Governmental Authority" means the United States of America, any
           ----------------------
state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

          "Incipient Event" means an event which, upon the giving of notice or
           ---------------
the passage of time, or both, may become a Termination Event.

          "Indemnified Amounts" has the meaning specified in Section 12.01(a) of
           -------------------
the Purchase Agreement.

          "Indemnified Party" has the meaning specified in Section 12.01(a) of
           -----------------
the Purchase Agreement.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time.

          "Investment Base" means, for any date, as disclosed in the most
           ---------------
recently submitted Investment Base Certificate, an amount equal to the Outstanding Balance of Transferred Receivables that are Eligible Receivables minus the Reserves in respect of such Eligible Receivables.

          "Investment Base Certificate" means an Officer's Certificate in the
           ---------------------------
form of Exhibit C to the Purchase Agreement.

          "Investments" means, with respect to any Seller Account Collateral,
           -----------
the certificates, instruments or other Permitted Investments in which amounts in such account are invested from time to time.

          "Letter of Credit" means the letter of credit, dated June 29, 1995,
           ----------------
provided by the Letter of Credit Providers pursuant to the Letter of Credit Agreement.

          "Letter of Credit Agent" means GE Capital, in its capacity as agent
           ----------------------
for the Letter of Credit Providers under the Letter of Credit Agreement, and its successors and permitted assigns in such capacity.

          "Letter of Credit Agreement" means the Second Amended and Restated
           --------------------------
Letter of Credit Reimbursement Agreement, dated as of June 29, 1995, among the Redwood, the Letter of Credit Agent and the Letter of Credit Providers.

          "Letter of Credit Providers" means, initially, GE Capital, as provider
           --------------------------
of the Letter of Credit under the Letter of Credit Agreement, and thereafter its successors and any permitted assigns in such capacity.

          "Liquidity Agent" means GE Capital and its successors and assigns as
           ---------------
agent for the Liquidity Lenders pursuant to the Liquidity Loan Agreement.

          "Liquidity Lenders" means, collectively, GE Capital and any other
           -----------------
provider of Liquidity Loans under the Liquidity Loan Agreement.

          "Liquidity Loan Agreement" means the Second Amended and Restated
           ------------------------
Liquidity Loan Agreement, dated as of June 29, 1995 among Redwood, the Liquidity Lenders and the Liquidity Agent in connection with the provision of liquidity support for Redwood.

          "Liquidity Loans" means borrowings by Redwood under the Liquidity Loan
           ---------------
Agreement.

          "LOC Draw" means a draw under the Letter of Credit Agreement.
           --------

          "Lockbox" has the meaning specified in Section 6.01(a)(ii) of the
           -------
Purchase Agreement.

          "Lockbox Account" means one or more segregated deposit accounts
           ---------------
described in Section 6.01(a) of the Purchase Agreement in the name of the Operating Agent, into which all Collections in respect of Transferred Receivables shall be deposited.

          "Lockbox Agreement" means one or more agreements among an Originator,
           -----------------
the Seller, the Operating Agent, the Purchaser and a Lockbox Bank with respect to a Lockbox Account, (a) providing that all Collections therein shall be remitted directly to the Collection Account within one Business Day of receipt,
(b) providing that such depositary institution waives its rights of set-off with respect to such Lockbox Account, and (c) otherwise reasonably satisfactory to the Operating Agent.

          "Lockbox Bank" means any of the banks or other financial institutions
           ------------
holding one or more Lockbox Accounts.

          "Loss Reserve Ratio" means, on any date of determination, an amount
           ------------------
(expressed as a percentage) calculated in accordance with the following formula:

                         2.00 x ARR x DEFHOR
                                      ------
                                       NRPB

          where:

          ARR = the highest Three Month Aged Receivables Ratio that occurred during the last twelve Settlement Periods.

          DEFHOR = Adjusted Generated Receivables recorded during the prior three Settlement Periods.

          NRPB = the Outstanding Balance of Eligible Receivables on the last day of the preceding Settlement Period.

The underlying calculations for the Loss Reserve Ratio for each of the twelve months preceding the first Settlement Period after closing to be used in future calculations of the Loss Reserve Ratio shall be established by the Operating Agent at closing in accordance with Schedule 1 attached to this Annex X.

          "Manufacturer Warranty Reserve" means, for any day, an amount equal to
           -----------------------------
the product of the highest AWR during the twelve Settlement Periods prior to the date of determination multiplied by Generated Receivables for the Settlement Period immediately prior to the date of determination where "AWR" equals (i) the fraction (expressed as a percentage) the numerator of which is the aggregate amount of warranty returns shown on the books and records of the Servicer for the Settlement Period immediately prior to the date of determination and the denominator of which is the Generated Receivable for such Settlement Period divided by (ii) four.

          "Margin" means, for any period, the sum of the "Daily Margin Amounts"
           ------
for each day in such period, where the "Daily Margin Amount" equals the Daily Margin (as specified in Schedule 3 to the Purchase Agreement) for each such day multiplied by the Capital Investment on each such day.

          "Maturity Date", for any Receivable, means the due date for payment
           -------------
specified in the related Contract, or, if no date is specified, 30 days from the Billing Date.

          "Maximum Purchase Limit" means $40,000,000, as such amount may be
           ----------------------
subject to reduction in accordance with Section 2.02(a) of the Purchase
Agreement.

          "Monthly Report" means the Monthly Report in the form of Exhibit G to
           --------------
the Purchase Agreement.

          "Moody's" means Moody's Investors Service, Inc. or any successor
           -------
thereto.

          "Multiemployer Plan" means a multiemployer plan (within the meaning of
           ------------------
Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

          "Net Proceeds Amount" means the face amount of Commercial Paper minus
           -------------------
the discount on the price to the public and Dealer fees for such Commercial
Paper.

          "Obligor" means a Person (other than the Seller or the Originator)
           -------
which is obligated to make payments pursuant to a Contract.

          "Officer's Certificate" means, with respect to any Person, a
           ---------------------
certificate signed by and Authorized Officer.

          "Operating Agent" means GE Capital, as Operating Agent under the
           ---------------
Purchase Agreement, together with its successors and assigns.

          "Operating Agent Agreement" means the Operating Agent Agreement, dated
           -------------------------
as of March 15, 1994, between Redwood and the Operating Agent.

          "Orders" has the meaning specified in Section 4.01(a)(viii) of the
           ------
Transfer Agreement.

          "Originator" means individually or collectively, as the case may be
           ----------
(i) initially, Pameco Corp., a Delaware corporation, and (ii) if any other Affiliate of the Parent becomes an Originator under Section 2.03 of the Transfer Agreement, such other Affiliate.

          "Other Purchase Agreements" means other agreements for the purchase or
           -------------------------
funding of receivables entered into from time to time by the Purchaser in which it is contemplated that such purchases or fundings will be financed in a similar manner as contemplated hereunder.

          "Outstanding Balance" of any Receivable at any time means an amount
           -------------------
(not less than zero) equal to (a) its Billed Amount, minus (b) all payments received from the Obligor with respect thereto, minus (c) all discounts to or any other modifications that reduce the Billed Amount; provided, that if the
                                                       --------
Operating Agent or the Servicer reasonably makes a determination that all payments by the Obligor with respect to such Billed Amount have been made, the Outstanding Balance shall be zero.

          "Pameco Interest Rate" has the meaning specified in Section 7.06 of
           --------------------
the Transfer Agreement.

          "Pameco Note" has the meaning specified in Section 7.04 of the
           -----------
Transfer Agreement.

          "Pameco Warranty Reserve" means, for any day, an amount equal to the
           -----------------------
sum of the product of (i) 13.8% and the amount of Generated Warranty Receivables generated during the 1991 calendar year, (ii) 11.4% and the amount of Generated Warranty Receivables generated during the 1992 calendar year, (iii) 14.3% and the amount of Generated Warranty Receivables generated during the 1993 calendar year, (iv) 16.5% and the amount of Generated Warranty Receivables generated during the 1994 calendar year and (v) 6.2% and the amount of Generated Warranty Receivables generated during the 1995 calendar year; provided that for each year after the 1995 calendar year, the Pameco Warranty Reserve shall be recalculated by reference to the prior five calendar years. For any day after the 1996 calendar year, the Pameco Warranty Reserve shall be determined by the Operating Agent, in its sole discretion, utilizing the methodology applied in determining the percentages established in clauses (i) through (v) above, and as more fully set forth on Schedule II to this Annex X.

          "Parent" means Pameco Holdings, Inc., a Delaware corporation.
           ------

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

          "Permitted Investments" means one or more of the following:
           ---------------------

          (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

          (b) repurchase agreements on obligations specified in clause (a); provided, that the short-term debt obligations of the party agreeing to repurchase are rated at least A-1+ by S&P and P-1 by Moody's;

          (c) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days or, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state; provided, that the short-term obligations of such depository institution or trust company are rated at least A-1+ by S&P and P-1 by Moody's;

          (d) commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition are rated at least A-1+ by S&P and P-1 by Moody's;

          (e) securities of money market funds rated at least Aam by S&P and P-1 by Moody's; and

          (f) such other investments with respect to which each Rating Agency shall have confirmed in writing to the Purchaser and Collateral Agent that such investments shall not result in a withdrawal or reduction of the then current rating by such Rating Agency of the Commercial Paper.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), joint stock company, trust, association, joint venture, Governmental Authority or any other entity of whatever nature.

          "Plan" means any pension plan (other than a Multiemployer Plan)
           ----
covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

          "Proceeds" means, with respect to any Collateral, whatever is
           --------
receivable or received when such Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment, including returned premiums, with respect to any insurance relating to such Collateral.

          "Program Documents" means the Letter of Credit Agreement, the
           -----------------
Liquidity Loan Agreement, the Collateral Agent Agreement, the Depositary Agreement, Commercial Paper Notes, the Operating Agent Agreement, each Accession Agreement and the Dealer Agreements.

          "PSC Loan" has the meaning specified in Section 7.01 of the Transfer
           --------
Agreement.

          "Purchase" means a purchase of Receivables (or interests therein) by
           --------
the Purchaser from the Seller pursuant to Section 2.01 of the Purchase
Agreement.

          "Purchase Agreement" means the Receivables Purchase and Servicing
           ------------------
Agreement, dated as of April 29, 1996 among the Seller, Redwood (as the Purchaser), the Operating Agent, the Collateral Agent and the Originator, as Servicer.

          "Purchase Assignment" means the Assignment entered into by the Seller
           -------------------
and the Purchaser in the form attached as Exhibit B to the Purchase Agreement.

          "Purchase Date" means each day on which a Purchase is made.
           -------------

          "Purchase Discount Rate" means a rate, as of any date, equal to 100%
           ----------------------
minus the greater of (a) (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio minus (ii) 30% on any date prior to April 29, 1997 and 25% on any date thereafter, or (b) 20% on any date prior to April 29, 1997 and 15% on any date thereafter.

          "Purchase Excess" means, for any date, as disclosed in the most
           ---------------
recently submitted Investment Base Certificate, the extent to which the then Capital Investment exceeds the Availability as of such date.

          "Purchaser" means Redwood Receivables Corporation, a Delaware
           ---------
corporation.

          "Purchaser Secured Parties" means the CP Holders, the Depositary, the
           -------------------------
Transaction Liquidity Agent, the Transaction Liquidity Lenders, the Letter of Credit Agent and the Letter of Credit Providers.

          "Rating Agency" means each of Moody's and S&P.
           -------------

          "Rating Agency Condition" means, with respect to any action, that each
           -----------------------
Rating Agency has notified the Operating Agent and the Purchaser in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Commercial Paper.

          "Receivable" means:
           ----------

          (a) indebtedness of an Obligor (whether constituting an account, chattel paper, instrument or general intangible) arising from the provision of merchandise, goods or services by an Originator to such Obligor, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;

          (b) all security interests or liens and property subject thereto from time to time securing or purporting to secure payment by the Obligor;

          (c) all guarantees, indemnities and warranties and proceeds thereof, proceeds of insurance policies, financing statements and other agreements or arrangements of whatever character, in each case from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

          (d)  all Collections with respect to any of the foregoing;

          (e)  all Records with respect to any of the foregoing; and

          (f)  all Proceeds of any of the foregoing.

          "Receivable Collection Turnover" means, on any date of determination,
           ------------------------------
a number of days equal to:

          (a) a fraction, the numerator of which is equal to the average of the Outstanding Balance of Transferred Receivables on the first day of each Settlement Period during the prior three Settlement Periods and the denominator of which is equal to aggregate Collections received during such three Settlement Periods with respect to all Receivables originated by the Originators, multiplied by
          -------------

          (b)  the number of days in such three month period.

          "Records" means all Contracts and other documents, books, records and
           -------
other information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any Originator, the Servicer or the Seller with respect to Receivables and the related Obligors.

          "Redwood" means Redwood Receivables Corporation, a Delaware
           -------
corporation.

          "Redwood Yield" for any period means the sum of the Daily Yield for
           -------------
each day in such period, as more fully specified in Schedule 3 of the Purchase Agreement.

          "Regulatory Change" means any change after the Effective Date in
           -----------------
federal, state or foreign law or regulations (including, without limitation, Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request applying to any Affected Party of or under any federal, state or foreign law or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

          "Rejected Amount" means the amount of the capital contribution which
           ---------------
the Originator is required to make to the Seller (as determined by the Operating Agent) as a result of breaches of representations and warranties with respect to Receivables transferred to the Seller by the Originator pursuant to Section 4.04 of the Transfer Agreement.

          "Related Documents" means each Lockbox Agreement, the Transfer
           -----------------
Agreement, the Purchase Agreement, the Pameco Note, the Assignment and all agreements, instruments, certificates, financing statements or other documents required to be delivered thereunder.

          "Reportable Event" means any of the events set forth in Section
           ----------------
4043(c) of ERISA or the regulations thereunder.

          "Requested Amount" means the amount which an Originator wishes to
           ----------------
receive from the sale of Receivables on any Transfer Date.

          "Request Notice" means, as more fully described in Section 2.01(b) of
           --------------
the Transfer Agreement, a notice in the form of a computer print-out, tape or other form of communication acceptable to the Operating Agent, which (a) enables identification of the amount of Receivables sold and contributed on a Transfer Date by an Originator to the Seller, (b) sets forth the amount of payments received on the Transferred Receivables since the prior Transfer Date, and (c) sets forth the Requested Amount for the following Transfer Date.

          "Reserves" means, for any day, the sum of the Concentration Discount
           --------
Amount, the Manufacturer Warranty Reserve and the Pameco Warranty Reserve.

          "Retained Monthly Yield" means, for any day within a Settlement
           ----------------------
Period, the sum of all amounts transferred to or retained in the Retention Account with respect to Daily Yield calculated as of the previous day in accordance with Section 6.03(b)(i)(A) of the Purchase Agreement.

          "Retained Servicing Fee" means, for any day within a Settlement
           ----------------------
Period, the sum of all amounts transferred to or retained in the Retention Account with respect to the Servicing Fee calculated as of the previous day in accordance with
Section 6.03(b)(i)(C) of the Purchase Agreement.

          "Retained Unused Commitment Fee" means, for any day within a
           ------------------------------
Settlement Period, the sum of all amounts transferred to or retained in the Retention Account with respect to the Unused Commitment Fee calculated as of the previous day in accordance with Section 6.03(b)(i)(E) of the Purchase Agreement.

          "Retention Account" means the account maintained with the Depositary
           -----------------
described in Section 6.01(c) of the Purchase Agreement.

          "Retention Account Deficiency" means, for any Settlement Date, any
           ----------------------------
deficiency in the amounts on deposit in the Retention Account necessary to make the payments required under Sections 6.04(a)(i), (ii) and (iii) of the Purchase Agreement.

          "Revolving Period" means the period commencing on the Effective Date
           ----------------
and ending on the day prior to the Facility Termination Date.

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc. or any successor thereto.

          "Sale" means a sale of Receivables by an Originator to the Seller
           ----
under the Transfer Agreement.

          "Sale Price"  means with respect to the Receivables to be sold by any
           ----------
Originator to the Seller on any Transfer Date, the price calculated by the Seller and approved from time to time by the Operating Agent, equal to:

          (a) the Outstanding Balance of Receivables to be sold by such Originator to the Seller on such date, minus
                                       -----

          (b) the expected costs to be incurred by the Seller of financing such purchase of such Sold Receivables until the Outstanding Balance of such Sold Receivable is paid in full, minus
                            -----

          (c) the portion of such Sold Receivables that are reasonably expected by such Originator to become Defaulted Receivables, minus
                                                    -----

          (d) the portion of such Sold Receivables that are reasonably expected by such Originator to be reduced by means other than receipt of Collections on such Sold Receivables or pursuant to (c) above, in each of (b), (c) and (d) determined based on historical experience of such Originator.

          "Seller" means Pameco Securitization Corporation, a wholly owned
           ------
Subsidiary of the Originator.

          "Seller Account Collateral" has the meaning specified in Section
           -------------------------
8.01(c) of the Purchase Agreement.

          "Seller Assigned Agreements" has the meaning specified in Section
           --------------------------
8.01(b) of the Purchase Agreement.

          "Seller Collateral" has the meaning specified in Section 8.01 of the
           -----------------
Purchase Agreement.

          "Seller LOC Draws" means any payments made to the Purchaser in
           ----------------
connection with the Letter of Credit and allocated to the Seller.

          "Seller Net Worth Percentage" means the fraction (expressed as a
           ---------------------------
percentage) (i) the numerator of which is the excess of Seller's assets over its liabilities, each determined in accordance with GAAP or a basis consistent with the last audited financial statements and (ii) the denominator of which is the Outstanding Balance of Transferred Receivables.

          "Seller Notice" means a notice in the form of Exhibit A-1, setting
           -------------
forth the information required by Section 2.03(b) of the Purchase Agreement.

          "Seller Secured Obligations" means all obligations of every nature of
           --------------------------
the Seller (other than to the Originator or Servicer), now or hereafter existing, under the Purchase Agreement and any promissory note or other document or instrument delivered pursuant to such documents, and all amendments, extensions or renewals thereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Redwood, the Operating Agent or the Collateral Agent as a preference, fraudulent transfer or otherwise.

          "Seller's Share" means the ratio of the Maximum Purchase Limit under
           --------------
the Purchase Agreement to the aggregate maximum purchase limits or commitments under the Purchase Agreement and all Other Purchase Agreements.

          "Servicer" means the Originator, or any Person designated as Successor
           --------
Servicer, and its successors and assigns from time to time hereunder.

          "Servicer Termination Notice" means notice by the Operating Agent to
           ---------------------------
the Servicer that an Event of Servicer Termination has occurred and that the Servicer's appointment hereunder has been terminated.

          "Servicing Fee" means a fee payable by the Seller to the Servicer on
           -------------
each Settlement Date equal to the product of (i) the Servicing Fee Rate, (ii) the Outstanding Balance of all Transferred Receivables on such Settlement Date, and (iii) the actual number of days in such period divided by 360.

          "Servicing Fee Rate" means 1%.
           ------------------

          "Servicing Fee Shortfall" means, for any day within a Settlement
           -----------------------
Period, the amount, if any, by which the Accrued Servicing Fee calculated as of that day exceeds the Retained Servicing Fee as of that same day.

          "Servicing Officer" means any officer of the Servicer involved in, or
           -----------------
responsible for, the administration and servicing of the Transferred Receivables whose name appears on an Officer's Certificate listing servicing officers furnished to the Operating Agent by the Servicer, as amended from time to time.

          "Servicing Records" means all documents, books, records and other
           -----------------
information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Servicer with respect to the Transferred Receivables and the related Obligors.

          "Settlement Date" means the fifth Business Day following the end of
           ---------------
each Settlement Period.

          "Settlement Period" means, in the case of the initial Settlement
           -----------------
Period, the period beginning with the Effective Date to and including the last day of the fiscal month in which such Effective Date occurs; with respect to the final Settlement Period, the period ending on the Final Purchase Date and beginning with the first day of the fiscal month in which the Final Purchase Date occurs; and with respect to all other Settlement Periods, each fiscal month.

          "Sold Receivable" has the meaning specified in Section 2.01(b) of the
           ---------------
Transfer Agreement.

          "Sub-Servicer" means any Person with whom the Servicer enters into a
           ------------
Sub-Servicing Agreement.

          "Sub-Servicing Agreement" means any written contract between the
           -----------------------
Servicer and any Sub-Servicer, relating to servicing, administration or collection of Transferred Receivables as provided in Section 7.01 of the Purchase Agreement.

          "Subsidiary" means, as to any Person, any corporation or other entity
           ----------
(a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person, or (b) is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act of 1933, as amended.

          "Successor Servicer" has the meaning specified in Section 11.02 of the
           ------------------
Purchase Agreement.

          "Successor Servicing Fees and Expenses" means the fees and expenses
           -------------------------------------
payable by the Seller to the Purchaser, as agreed to by the Seller, the Purchaser, the Operating Agent, the Liquidity Agent and the Letter of Credit Agent.

          "Terminating Originator" has the meaning specified in Section
           ----------------------
2.04(a)(i) of the Transfer Agreement.

          "Termination Event" has the meaning specified in Section 9.01 of the
           -----------------
Purchase Agreement.

          "Three Month Aged Receivables Ratio" means, on any date of
           ----------------------------------
determination, the ratio (expressed as a percentage) equal to a fraction,

          (a) the numerator of which equals the sum of the Deemed Defaults for the three Settlement Periods preceding such day;

          (b) the denominator of which equals sum of the Adjusted Generated Receivables for the fourth, fifth and sixth Settlement Periods immediately preceding such day.

The underlying calculations for the Three Month Aged Receivables Ratio for each of the twelve Settlement Periods preceding the first Settlement Period after closing to be used in future calculations of the Three Month Aged Receivables Ratio shall be established by the Operating Agent at closing in accordance with
Schedule 1 attached to this Annex X.

          "Transaction Liquidity Agent" means the agent for the Transaction
           ---------------------------
Liquidity Providers appointed under the Transaction Liquidity Agreement.

          "Transaction Liquidity Agreement" means the agreement executed by
           -------------------------------
Transaction Liquidity Providers, the Operating Agent, the Transaction Liquidity Agent and Redwood for the provision of Transaction Liquidity with respect to the Purchase Agreement.

          "Transaction Liquidity Loans" means the obligations of the Purchaser
           ---------------------------
to pay principal, interest, fees and other amounts in respect of any liquidity support by whatever means given by a Transaction Liquidity Provider pursuant to a Transaction Liquidity Agreement.

          "Transaction Liquidity Provider" means any party that has executed an
           ------------------------------
Accession Agreement to the Collateral Agent Agreement as a transaction liquidity provider with respect to the Transaction Liquidity Agreement.

          "Transfer Agreement" means the Receivables Transfer Agreement, dated
           ------------------
April 29, 1996, between the Originator and the Seller.

          "Transfer Date" has the meaning specified in Section 2.01(b) of the
           -------------
Transfer Agreement.

          "Transferred Receivable" means any Sold Receivable or Contributed
           ----------------------
Receivable provided that (i) any Receivable repurchased by the Originator pursuant to Section 4.04(i) of the Transfer Agreement shall not be deemed a Transferred Receivable from and after the date of repurchase unless such Receivable has been repurchased by or recontributed to the Seller and (ii) any Unapproved Receivable, shall not be deemed a Transferred Receivable.

          "UCC" means, for any jurisdiction, the Uniform Commercial Code as from
           ---
time to time in effect in such jurisdiction.

          "Unapproved Receivable" means any Receivable (i) the Obligor of which
           ---------------------
is not an Obligor on any Transferred Receivable and whose customer relationship with an Originator arise as a result of the acquisition by such Originator of another Person or (ii) which was originated in accordance with standards established by another Person acquired by an Originator, which acquisition, in each case, has not been approved in writing by (and solely during the period prior to receipt of such approval from) the Operating Agent.

          "Underfunded Plan" means any Plan that has an Underfunding.
           ----------------

          "Underfunding" means, with respect to any Plan, the excess, if any, of
           ------------
(a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

          "Unused Commitment Fee" has the meaning set forth in the Fee Letter.
           ---------------------

          "Unused Commitment Fee Shortfall" means, for any day within a
           -------------------------------
Settlement Period, the amount, if any, by which the Accrued Unused Commitment Fee calculated as of that day exceeds the Retained Unused Commitment Fee as of that same day.

          "Yield Discount Amount" means the amount calculated by the Operating
           ---------------------
Agent, from time to time at its discretion, as set forth on Schedule 4 of the Purchase Agreement.

          "Yield Shortfall" means, for any day within a Settlement Period, the
           ---------------
amount, if any, by which the Accrued Monthly Yield calculated as of that day exceeds the Retained Monthly Yield as of that same day.

     SECTION 2.  Other Terms.  All accounting terms not specifically defined
                 -----------
herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC of the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. All hourly references herein shall refer to New York City time. All references to "dollar" or "$" are to the lawful currency of the United States of America.

     SECTION 3.  Interpretation.  Unless the context otherwise requires:
                 --------------

          (a) All references to agreements and acts refer to the same as from time to time amended or supplemented or as the terms of such agreements are waived or modified in accordance with their terms.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in the Transfer Agreement or the Purchase Agreement shall refer to such Agreement as a whole and not to any particular provision of such Agreement.

          (c) References to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to the Agreement in which the reference is made.

          (d)  The term "including" means "including without limitation."

          (e) Definitions of terms are applicable to the singular forms of such terms as well as the plural forms and vice versa.

          (f)  References to a gender include references to each other gender.